EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Elson S. Floyd, Ph.D.
Signature

Elson S. Floyd, Ph.D.
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Richard B. Iott
Signature

Richard B. Iott
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Joel A. Levine
Signature

Joel A. Levine
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Russell H. VanGilder, Jr.
Signature

Russell H. VanGilder, Jr.
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 10, 2002	/s/Kenneth T. Stevens
Signature

Kenneth T. Stevens
Name

Director
Title